UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 18, 2015

CHS INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota	001-36079	41-0251095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5500 Cenex Drive, Inver Grove Heights, Minnesota 55077

(Address of Principal Executive Offices)

(Zip Code)

651-355-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01                                           Other Events.

As previously disclosed on a Current Report on Form 8-K filed by CHS Inc. (the “Company”) with the Securities and Exchange Commission on August 12, 2015 (the “August 12 8-K”), on August 11, 2015, the Company entered into a supply agreement (the “Supply Agreement”) with CF Industries Nitrogen, LLC (“CF Nitrogen”) for the purchase of granular urea and urea ammonium nitrate solution. CF Nitrogen is a subsidiary of CF Industries Holdings, Inc. (“CF Holdings”). On December 18, 2015, the Company and CF Nitrogen entered into an amended and restated Supply Agreement (the “Amended and Restated Supply Agreement”).  The Amended and Restated Supply Agreement amends, among other things, certain terms in the Supply Agreement related to the production facilities from which products may be purchased by the Company thereunder.

The Company also disclosed in the August 12 8-K that, on August 11, 2015, the Company entered into an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) with CF Industries Sales, LLC (“CFS”), a subsidiary of CF Holdings, pursuant to which the Company agreed to invest $2.8 billion in cash in exchange for an approximately 11.4% limited liability company membership interest in CF Nitrogen, subject to the satisfaction of certain conditions.  On December 18, 2015, the Company and CFS entered into a Second Amended and Restated Limited Liability Company Agreement (the “Second Amended and Restated LLC Agreement”).  The Second Amended and Restated Limited Liability Company Agreement amends, among other things, the ancillary agreements to be entered into between the parties in connection with the LLC Agreement.

The material terms of the Amended and Restated Supply Agreement and the Second Amended and Restated LLC Agreement, including the term of the agreements and the amount of the investment by the Company, remain unchanged.

The foregoing descriptions of the Second Amended and Restated LLC Agreement and the Amended and Restated Supply Agreement, including those contained in the August 12 8-K, and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by the full text of the Second Amended and Restated LLC Agreement and the Amended and Restated Supply Agreement, copies of which are attached hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

2.1                               Second Amended and Restated Limited Liability Company Agreement dated as of December 18, 2015 between CHS Inc. and CF Industries Sales, LLC. (*)(**)

10.1                        Supply Agreement dated as of December 18, 2015 between CHS Inc. and CF Industries Nitrogen, LLC. (**)

(*)                                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

(**)                          Portions of Exhibits 2.1 and 10.1 have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHS INC.

Date: December 21, 2015	/s/ Timothy Skidmore
Timothy Skidmore
Executive Vice President and Chief Financial Officer

Exhibit No.	Description

2.1	Second Amended and Restated Limited Liability Company Agreement dated as of December 18, 2015 between CHS Inc. and CF Industries Sales, LLC. (*)(**)

10.1	Supply Agreement dated as of December 18, 2015 between CHS Inc. and CF Industries Nitrogen, LLC. (**)

(*)                                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

(**)                          Portions of Exhibits 2.1 and 10.1 have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.